SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report                          May 17, 2001

             (Date of earliest event reported)     (May 16, 2001)

                         CTC COMMUNICATIONS GROUP, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                   0-27505               04-3469590
    (State or other jurisdiction     (Commission            (IRS Employer
         of incorporation)           File Number)         Identification No.)

       220 Bear Hill Rd., Waltham, Massachusetts                02451
       (Address of principal executive offices)               (Zip Code)

                               (781) 466-8080
               (Registrant's telephone number including area code)

          (Former name or former address if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.  The following exhibits are filed herewith:

   Exhibit 99.1: Slide presentation prepared for use by CTC Communications Group, Inc. executives for a securities analysts meeting held on May 16, 2001.

ITEM 9. REGULATION FD DISCLOSURE
On May 16, 2001, representatives of CTC Communications Group, Inc. made a presentation at a securities analyst meeting using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1934. The furnishing of these slides is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information includes material investor information that is not otherwise publicly available.

This Current Report contains "forward-looking statements," within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements be subject to the safe harbors created by this law. You generally can identify these statements by our use of forward-looking words such as "plans," "estimates," "believes," "expects," "may," "will," "should," "anticipates" or "projected" or the negative or other variations of such terms or comparable terminology, or by discussion of strategy that involve risks and uncertainties. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues and other operating results, and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations support systems or changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. We caution you that these forward-looking statements are only predictions and estimates regarding future events and circumstances. We cannot assure you that we will achieve the future results reflected in these statements.

Regulatory, legislative and judicial developments could also cause actual results to differ materially from the future results reflected in such forward-looking statements. You should consider all of our current and subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management's view only as of the dates we make them. All of the information in the slides is presented as of May 16, 2001, and we do not assume any obligation to update or revise such information in the future.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 17, 2001.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration


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                                  EXHIBIT INDEX

Exhibit No.                     Description

Exhibit 99.1: Slide presentation prepared for use by CTC Communications Group, Inc. executives for a securities analysts meeting held on May 16, 2001.